UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the Arrangement Agreement, dated as of November 18, 2025, as amended and restated by the parties on February 23, 2026 (the “Arrangement Agreement”), by and among Aptose Biosciences Inc. (the “Company”), Hanmi Pharmaceuticals Co. Ltd. (“Hanmi”) and HS North America Ltd., a wholly owned subsidiary of Hanmi (“Hanmi Purchaser” and together with Hanmi, the “Hanmi Purchasers”), on June 30, 2026, the Company consummated the statutory plan of arrangement under the Business Corporations Act (Alberta) pursuant to which Hanmi Purchaser acquired all of the issued and outstanding common shares of the Company not already owned by Hanmi (the “Arrangement”). The Court of King’s Bench of Alberta approved the Arrangement on March 31, 2026.

At the effective time of the Arrangement (the “Effective Time”), each share of the Company’s common shares, without par value (the “Common Shares”), issued and outstanding immediately prior to the Effective Time, other than Common Shares beneficially owned or controlled by Parent or any of its affiliates, was converted into the right to receive C$2.41 in cash, subject to applicable withholdings and other source deductions.

The aggregate consideration paid in the Arrangement was approximately USD$3,466,470 (C$4,925,362.79), without giving effect to related transaction fees and expenses, for 2,043,719 Common Shares of the Company which were not already owned by Hanmi. Immediately prior to the Effective Time, Hanmi owned 508,710 Common Shares, representing 19.93% of the issued and outstanding Common Shares, based on 2,552,429 Common Shares outstanding immediately prior to the Effective Time. Certain of the Hanmi Purchasers are party to those certain second amended and restated 2025 facility agreement, second amended and restated investor rights agreement, debt conversion and interest payment agreement, and facility agreement, each with the Company, as further described in the Proxy Statement contained in the Definitive Schedule 14A filed by the Company with the SEC on February 24, 2026.

Locust Walk Securities, LLC, financial advisor to the Special Committee of the Board of Directors of the Company, provided a fairness opinion in connection with the Arrangement (the “Fairness Opinion”).

The description of the Arrangement Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2026.

The description of the Fairness Opinion set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Fairness Opinion, which is incorporated herein by reference to Appendix E of the Company’s Proxy Statement contained in the definitive Schedule 14A filed by the Company with the SEC on February 24, 2026.

Item 3.03	Material Modifications to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each Common Share issued and outstanding immediately prior to the Effective Time, other than Common Shares beneficially owned or controlled by Parent or any of its affiliates, was converted into the right to receive C$2.41 in cash, subject to applicable withholdings and other source deductions (the “Arrangement Consideration”). At the Effective Time, all holders of Common Shares (other than Common Shares beneficially owned or controlled by Parent or any of its affiliates) ceased to have any rights with respect thereto other than the right to receive the Arrangement Consideration.

The information set forth under Items 2.01, 5.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Arrangement, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of the Hanmi Purchasers.

The disclosure regarding the Arrangement and the Arrangement Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Arrangement, all of the directors of the Company resigned from their positions as directors of the Company as of the Effective Time. None of these resignations were the result of any disagreement with the Company, its management or the Board of Directors of the Company.

Item 8.01	Other Events.

Delisting of Common Shares from the TSX. On June 30, 2026, in connection with the completion of the Arrangement, the Company notified the Toronto Stock Exchange (the “TSX”) that the Arrangement had been completed and requested that the Common Shares be delisted from the TSX. It is expected that the Common Shares will be delisted from the TSX on or about July 3, 2026.

The Company intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as promptly as practicable.

Closing of the Arrangement. On June 30, 2026, the Company issued a press release announcing the closing of the Arrangement. A copy of the press release issued by the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Arrangement Agreement, dated February 23, 2026 (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K) filed February 24, 2026 and incorporated herein by reference)

99.1	Opinion of Locust Walk Securities, LLC (incorporated herein by reference to Appendix E of the Company’s Proxy Statement contained in the definitive Schedule 14A filed February 24, 2026)

99.2	Press Release dated June 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: June 30, 2026	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer